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                                                                   EXHIBIT 10.35


THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION (TOGETHER, THE "SECURITIES LAWS") AND MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED OR ENCUMBERED IN THE ABSENCE OF COMPLIANCE WITH SUCH SECURITIES LAWS AND UNTIL THE ISSUER THEREOF SHALL HAVE RECEIVED FROM COUNSEL ACCEPTABLE TO SUCH ISSUER A WRITTEN OPINION ACCEPTABLE TO SUCH ISSUER THAT THE PROPOSED SALE, TRANSFER OR ENCUMBRANCE WILL NOT VIOLATE ANY APPLICABLE LAWS, INCLUDING WITHOUT LIMITATION, THE SECURITIES LAWS.


VOID AFTER 2:00 P.M., CYPRESS, CALIFORNIA TIME, ON THE EXERCISE EXPIRATION DATE, AS DEFINED HEREINBELOW.


                        WARRANT FOR THE PURCHASE OF UP TO
                                 300,000 SHARES
                                       OF
                     COMMON STOCK, PAR VALUE $.01 PER SHARE,
                                       OF
               UNIVERSAL ELECTRONICS INC., A DELAWARE CORPORATION


THIS IS TO CERTIFY THAT, FOR VALUE RECEIVED, THE RECEIPT AND SUFFICIENCY OF WHICH IS HEREBY ACKNOWLEDGED AND ACCEPTED,

        GENERAL INSTRUMENT CORPORATION, a Delaware corporation, or its permitted successors and permitted assigns ("Holder"), is entitled to purchase, subject to the provisions of this Warrant, from UNIVERSAL ELECTRONICS INC., a Delaware corporation (the "Corporation"), up to Three Hundred Thousand (300,000) shares of the Corporation's common stock, par value $.01 per share ("Common Stock"), at an exercise price of 12 and 5/8 dollars per share (the "Exercise Price"), at any time or from time to time on or after December 31, 2002, (the "Exercise Start Date"), and not later than 2:00 P.M. Cypress, California time on December 31, 2004 (the "Exercise Expiration Date"). The number of shares of Common Stock which the Holder is entitled to purchase and receive upon the exercise of this Warrant shall be adjusted from time to time as hereinafter set forth. The shares of Common Stock deliverable upon any exercise of this Warrant by the Holder are hereinafter sometimes referred to as "Warrant Stock". The time period commencing on the Exercise Start Date and ending on the Exercise Expiration Date is hereinafter sometime referred to as the "Exercise Period".

        1. EXERCISE OF WARRANT. Subject to Sections 2 and 3 and the other provisions of this Warrant, the Holder may exercise this Warrant, in whole or in part (but in no event in fractional


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shares), at any time or from time to time during the Exercise Period by presentation and surrender of this Warrant to the Corporation at its principal office, together with: (a) the Purchase Form annexed hereto properly prepared and duly executed by the Holder, (b) payment, in United States Dollars, of the aggregate Exercise Price for the number of Warrant Shares specified in such Purchase Form, together with all federal, state and local taxes applicable upon such exercise, (c) such representations from the Holder as are deemed necessary by the Corporation, and (d) a written opinion acceptable to the Corporation from legal counsel further acceptable to the Corporation that such exercise (i) is in accordance with the provisions of this Warrant and (ii) does not violate any applicable law, including without limitation, the Securities Laws. As soon as practicable after each such exercise, but not later than thirty (30) days from the date of such exercise, the Corporation shall issue or shall cause to be issued and delivered to the Holder a certificate or certificates for the shares of Warrant Stock issuable upon such exercise. Upon the proper exercise of this Warrant as set forth herein, the Holder shall be deemed to be the holder of record of the shares of Common Stock issuable upon such exercise notwithstanding that the stock transfer books of the Corporation shall then be closed or that certificates representing such shares of Common Stock shall not then be actually delivered to the Holder.

        2. DETERMINATION OF NUMBER OF WARRANT STOCK. (a) The number of shares of Warrant Stock to which the Holder shall be entitled to purchase upon the proper exercise hereunder shall be as follows:

               (i) One Hundred Thousand (100,000) shares of Warrant Stock so long as the Holder (or General Instrument Corporation, in the event of a permitted assignment or transfer of this Warrant in accordance with the provisions of this Warrant) purchases and pays for at least Three Million (3,000,000) units of products from the Corporation during the 1999 calendar year; plus

               (ii) One Hundred Thousand (100,000) shares of Warrant Stock so long as the Holder (or General Instrument Corporation, in the event of a permitted assignment or transfer of this Warrant in accordance with the provisions of this Warrant) purchases and pays for at least Three Million Five Hundred Thousand (3,500,000) units of products from the Corporation during the 2000 calendar year; plus

               (iii) One Hundred Thousand (100,000) shares of Warrant Stock so long as the Holder (or General Instrument Corporation, in the event of a permitted assignment or transfer of this Warrant in accordance with the provisions of this Warrant) purchases and pays for at least Four Million (4,000,000) units of products from the Corporation during the 2001 calendar year.

        (b) As described in this subsection 2(b), the number and kind of securities purchasable upon the exercise of this Warrant shall be subject to adjustment from time to time upon the happening of the events described within this subsection as follows:



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               (i) If the Corporation (1) declares a dividend or makes a
        distribution on its outstanding shares of Common Stock; or (2) subdivides or reclassifies its outstanding shares of Common Stock into a greater or smaller number of shares, then the number of Warrant Stock subject to purchase upon the exercise of this Warrant shall be adjusted (and the exercise price shall be correspondingly adjusted), effective at the record date for such dividend or distribution or the effective date of such subdivision, combination or reclassification, to a number of Warrant Shares determined by multiplying the number of Warrant Shares subject to purchase upon the exercise of this Warrant determined without regard to any adjustment in connection with such dividend, distribution, subdivision, combination or reclassification by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately after giving effect to such dividend, distribution, subdivision, combination or reclassification, and the denominator of which shall be the number of shares of Common Stock outstanding immediately before giving effect to such dividend, distribution, subdivision, combination or reclassification.

               (ii) If the Corporation elects to issue shares of any class of its capital stock ("Shares to be Issued"), or securities convertible into or exchangeable for Shares to be Issued or any other options, rights, or warrants to purchase Shares to be Issued or securities convertible into or exchangeable for Shares to be Issued ("Securities"), to any individual, corporation, partnership, association, trust or other entity or organization (a "Person), the Corporation shall notify the Holder in writing of the proposed issuance the number of Shares to be Issued or the amount of Securities to be issued, the date on or about which such issuance is to be consummated and the price and other terms and conditions thereof, at least twenty (20) days prior to the proposed date for consummation of such issuance. For a period of ten (10) days after Holder's receipt of such notice, the Holder shall have the option to purchase, upon the same price, terms and conditions as such Shares to be Issued or Securities are proposed to be issued to such Person(s), that number of Shares to be Issued or Securities as may be necessary to adjust the number of shares of capital stock of the Corporation owned by the Holder on a fully-diluted basis (including, without limitation, the Warrant Stock) to provide that the percentage of all of the fully-diluted shares of capital stock of the Corporation owned by the Holder immediately after the date of issuance to such Person(s) is equal to the percentage of all of the fully-diluted shares of Common Stock of the Corporation owned by the Holder immediately prior to the date of issuance. If the Holder exercises its purchase option under this subsection 2(b)(ii), it shall purchase such Shares to be Issued or Securities contemporaneously with the consummation of the issuance of Shares to be Issued or Securities to such Person(s).

               (iii) Notwithstanding anything to the contrary herein, the provisions of this Section 2(b) shall not apply to the issue, sale, distribution or grant of Common Stock to any employee, officer or director of the Corporation of (1) any currently issued and outstanding grant of options to subscribe for or purchase shares of Common Stock or
        (2) any future grant of options pursuant to any Stock Incentive or other stock option plan of the Corporation or (3) any shares of Common Stock held by the Corporation in its treasury.



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               (iv) No fractional shares shall be issued and therefore, all calculations under this subsection 2(b) shall be made lowered to the nearest full share of Common Stock.

               (v) Whenever the number of Warrant Stock subject purchase upon exercise of this Warrant is adjusted as herein provided, the Corporation shall promptly cause a notice setting forth the adjusted number of shares of Warrant Stock subject to purchase upon exercise of this Warrant to be mailed to the Holder, with a copy thereof to be mailed to the Corporation's Transfer Agent, if any. The Corporation's regularly retained firm of independent certified public accountants may be used to make any computation required by this subsection 2(b), and a certificate signed by such firm shall be conclusive evidence of the correctness of such adjustment.

               (vi) In the event that at any time, as a result of an adjustment made pursuant to subparagraph (i) above, the Holder of this Warrant thereafter shall become entitled to receive any shares of the Corporation other than Common Stock, thereafter the number of such other shares so receivable upon exercise of this Warrant shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Stock contained herein..

               (vii) Irrespective of any adjustments to the number or kind of Warrant Stock subject to purchase upon exercise of this Warrant, any Warrants issued in substitution or replacement of this Warrant may continue to express that same number and kind of Warrant Stock as are stated in the Warrants initially issued by the Corporation.

               (viii) As a condition precedent to the taking of any action which would require an adjustment pursuant to this subsection 2(b), the Corporation shall take any action which may be necessary in order that the Corporation may thereafter validly and legally issue as fully paid and nonassessable all Warrant Stock which the Holder of this Warrant is entitled to receive upon the exercise thereof.

               (ix) The Corporation shall not consummate a merger, consolidation, or other form of business combination in which it is not the surviving entity without making adequate provision for the exercise of this Warrant with respect to the shares of the capital stock of such surviving entity.

        (c) In the event the Holder (or General Instrument Corporation, in the event of a permitted assignment or transfer of this Warrant in accordance with the provisions of this Warrant) fails to purchase and pay for the requisite number of units of product as set forth in this Section 2 in any year, the Holder shall have forfeited the right to acquire the applicable number of shares of Warrant Stock for such year which shares may not be recouped by purchasing additional quantities of product in any subsequent year.



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        3. VESTING OF WARRANT STOCK. The Holder may not exercise this Warrant or any part thereof until Holder is vested in shares of Warrant Stock to which the Holder may purchase upon exercise as determined pursuant to Section 2 above. The Holder shall become vested in

                a. Fifty percent (50%) of such shares of Warrant Stock on January 1, 2003; and

                b. The balance of such shares of Warrant Stock on January 1, 2004.

        4. RESERVATION OF SHARES OF WARRANT STOCK. The Corporation shall at all times prior to the Exercise Expiration Date reserve and keep available, free from preemptive rights, for issuance and/or delivery upon the proper exercise of this Warrant by the Holder in accordance with the provisions of this Warrant, such number of its duly authorized and unissued shares of Common Stock or shares of Common Stock held by the Corporation in its treasury, or any combination thereof, as shall be required for issuance and delivery of shares of Warrant Stock upon the proper exercise of this Warrant in accordance with the provisions of this Warrant. Upon such issuance, the shares of Warrant Stock shall be duly authorized, validity issued, fully paid and nonassessable.

        5. TRANSFER, EXCHANGE OR LOSS OF WARRANT.

                a. No Holder shall give, sell, transfer (by operation of law or otherwise, including without limitation any transfers due to the merger, consolidation or other combination of the Holder with any other entity or person or due to the bankruptcy or insolvency of Holder), pledge, mortgage, hypothecate or otherwise dispose of ("Transfer") this Warrant or any part hereof without the prior written consent of the Corporation, which consent will not be unreasonably withheld or delayed. Notwithstanding any consent given by the Corporation in connection with any proposed Transfer of this Warrant or any part hereof, no such proposed Transfer shall be effective unless and until the proposed transferor properly provides to the Corporation: (i) such investment representations and other information of the proposed transferee as the Corporation may reasonably request; (ii) a duly and validly executed Assignment Form, in the form of that attached hereto, together with funds sufficient to pay any transfer tax; (iii) a legal opinion or other evidence satisfactory to the Corporation from legal counsel to the proposed transferor also acceptable to the Corporation that such proposed transfer may be effected without registration under the Securities Laws; and (iv) a binding written acknowledgment, in form and substance satisfactory to the Corporation, executed by the proposed transferee, pursuant to which such transferee agrees to be bound by the terms and provisions set forth herein and that the proposed transferee acknowledges that it is dependent upon General Instrument Corporation to acquire significant quantities of product from the Corporation and the passage of time before which it will entitled to acquired shares of the Warrant Stock in accordance the provisions of this Warrant. The Corporation shall, without charge to the transferor or the transferee, execute and delivery a new Warrant or Warrants in the name or names of the transferee or transferees and in the denomination or denominations specified in such properly prepared, delivered and accepted instrument of transfer, and this Warrant shall promptly be cancelled.



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               b. Upon receipt by the Corporation of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant and (in the case of loss, theft or destruction) of satisfactory indemnification to the Corporation, and (in the case of mutilation) upon the surrender and cancellation of this Warrant, the Corporation will prepare, execute and deliver a new Warrant of like tenor and date exercisable for an equivalent number of shares of Warrant Stock as replacement for the lost, stolen, destroyed or mutilated Warrant.

        6. RIGHTS OF THE HOLDER. The Holder shall not, by virtue hereof, be entitled to any rights as a stockholder of the Corporation, either at law or in equity, and the rights of the Holder are limited to those expressed in this Warrant only and are not enforceable against the Corporation except to the extent set forth herein.

        7. WARRANT REGISTER. The Corporation shall maintain a register for the registration of the Warrant and of its Transfer as permitted herein (the "Warrant Register") at its principal executive office.

        8. EXPIRATION OF WARRANT. This Warrant shall automatically expire and be null, void and have no further effect after the Exercise Expiration Date without further action of any kind or nature from either the Corporation or the Holder.

        9.     TRANSFERS TO COMPLY WITH SECURITIES LAWS.

               a. This Warrant, the Warrant Stock and any other security issued or issuable upon the proper exercise or Transfer of this Warrant may not be offered for sale or Transfer nor sold or Transferred except in strict conformity with the Securities Laws.

               b. The Corporation may place or cause to be placed on this Warrant and any certificate or certificates representing the Warrant Stock or any other security issued or issuable upon the proper exercise of this Warrant the following legend:

                THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION (TOGETHER, THE "SECURITIES LAWS") AND MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED OR ENCUMBERED IN THE ABSENCE OF COMPLIANCE WITH SUCH SECURITIES LAWS AND UNTIL THE ISSUER THEREOF SHALL HAVE RECEIVED FROM COUNSEL ACCEPTABLE TO SUCH ISSUER A WRITTEN OPINION ACCEPTABLE TO SUCH ISSUER THAT THE PROPOSED SALE, TRANSFER OR ENCUMBRANCE WILL NOT



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                VIOLATE ANY APPLICABLE LAWS, INCLUDING WITHOUT LIMITATION, THE
                SECURITIES LAWS.

        10. PURCHASE FOR INVESTMENT. The Holder agrees, acknowledges and affirms that this Warrant is being purchased and the Warrant Stock and any other security issued or issuable upon the proper exercise or Transfer of this Warrant will be purchased for investment purposes only and not for resale or other distribution.

        11. APPLICABLE LAW. This Warrant and all provisions contained herein shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to such state's conflicts of laws provisions.

        12. NOTICES. All notices and other communications provided for hereunder shall be in writing (including telegraphic, telex or cable communication) and shall become effective (a) when personally delivered on a business day during normal business hours, (b) on the third business day following the day when deposited, if mailed by certified or registered mail with return receipt requested and postage thereon fully prepaid, (c) on the business day following the business day when deposited if sent by overnight courier, fully prepaid, or
(d) on the business day such notice shall have been sent by telex, telegram, telecopier, cable or similar electronics device, including facsimile, fully prepaid. The addresses and facsimile numbers for such notices are as follows:

        If to the Corporation:

               Universal Electronics Inc.
               6101 Gateway Drive
               Cypress, California  90630
               Facsimile No.: 714-820-1010
               Attention:  Secretary of the Corporation

        If to the Holder, the address and facsimile number thereof as show on the Warrant Register or to such other addresses and facsimile numbers as any of the foregoing parties shall from time to time designate in writing to the other party in accordance herewith.

        13. WAIVERS; AMENDMENTS. No failure or delay of either party hereto in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof, or any abandonment or discontinuance of steps to enforce such a right, power or privilege, preclude any other further exercise thereof or the exercise of any other rights, power or privilege. The rights and remedies of either party hereto are cumulative and not exclusive of any rights or remedies which it would otherwise have. The provisions of this Warrant may be amended, modified, or waived so long as notice of any such amendment, modification, or waiver is in writing and signed by the party against whom such amendment, modification or waiver is sought to be enforced.



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        14. SEVERABILITY. In the event that any one or more of the provisions contained in this Warrant shall be held to be invalid, illegal, or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired in such jurisdiction and such a determination shall not invalidate or render illegal or unenforceable such provision in any other jurisdiction.

        15. SUCCESSORS AND ASSIGNS OF THE CORPORATION. All covenants, agreements and provisions of this Warrant by or for the benefit of the Corporation shall bind and inure to the benefit of its successors and assigns.

        16. AUTHORITY. The Corporation hereby represents and warrants to the Holder that all requisite corporate action necessary for the Corporation to execute, deliver and perform this Warrant has been taken by the Corporation and that this Warrant constitutes the legal, valid and binding obligation of the Corporation, enforceable against it in accordance with its terms, except as the enforceability thereof may be affected by applicable bankruptcy, reorganization, insolvency, moratorium or similar laws affecting the enforcement of creditors' rights generally and the possible unavailability of certain equitable remedies, including the remedy of specific performance.

        IN WITNESS WHEREOF, the Corporation has caused this Warrant to be executed this 9th day of November, 1998.

                                 UNIVERSAL ELECTRONICS INC.


                                 By:__________________________________

                                 Its:__________________________________



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                                  PURCHASE FORM


                                                    Date:_______________________


        The undersigned hereby irrevocably elects to exercise the Warrant which is attached hereto to the extent of purchasing __________ shares of Warrant Stock and hereby tenders payment in cash of the aggregate Exercise Price.

INSTRUCTIONS FOR REGISTRATION OF STOCK

Name of Holder:________________________________________________________
                      (Type or Print Name in Block Letters)

Address:
        ---------------------------------------------------------------

        ---------------------------------------------------------------

        ---------------------------------------------------------------

        ---------------------------------------------------------------

                                           -------------------------------------
                                           Signature

---------------------------
Witness


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                                 ASSIGNMENT FORM

        FOR VALUE  RECEIVED, ___________________________________________  hereby sells, assigns, and transfers unto

--------------------------------------------------------------------------------
(Please type or print name of Transferee in block letter)

--------------------------------------------------------------------------------
(Address)

the right to purchase shares of Common Stock of Universal Electronics Inc. (the "Corporation") represented by this Warrant to the extent of Warrant Stock as to which such right is exercisable, and does hereby irrevocably constitute and appoint _______________________________________ as its attorney-in fact to transfer the same on the Warrant Register of the Corporation with full power of substitution in the premises.

Date:
     ----------------------------


---------------------------------
Signature


 Universal Electronics Inc. hereby consents to the above referenced assignment.

                                                 UNIVERSAL ELECTRONICS INC.


                                                 By:____________________________

                                                 Its:___________________________